UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972)490-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 8.01	Other Events.

On October 2, 2020, Ashford Hospitality Trust, Inc. (the "Company") issued a press release announcing certain amendments to the terms of its previously announced exchange offers. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Where You Can Find Additional Information

Completion of the exchange offers and the consent solicitation (the “Exchange Offers”) are subject to certain conditions, which are set forth in more detail in the Company’s Prospectus filed with the Securities and Exchange Commission (“SEC”) on September 10, 2020 (the “Prospectus”) for the purpose of registering the Common Stock issued pursuant to the Exchange Offers under the Securities Act of 1933, as amended. The Company has also filed with the SEC a Schedule TO for the Exchange Offers and a proxy statement on Schedule 14A to solicit proxies from the holders of its Common Stock to approve the relevant items upon which the holders of the Common Stock will be entitled to vote (as amended, the “Proxy Statement”). The Prospectus and the Schedule TO will be amended to reflect the changes described in this press release. The Company may extend or terminate the Exchange Offers under certain circumstances as described in the Registration Statement.

Safe Harbor for Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including all exhibits attached hereto, could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When the Company uses the words “will,” “may,” “anticipate,” “estimate,” “should,” “could,” “expect,” “believe,” “intend,” “potential,” or similar expressions, it intends to identify forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of the novel strain of coronavirus (COVID-19) on our business; the ability of the Company and the Company’s advisor, Ashford Inc., to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to meet the NYSE continued listing standards; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; general volatility of the capital markets and the market price of our common stock and preferred stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this Current Report are only made as of the date of this report. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. The Company is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press release, dated October 2, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

	By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: October 2, 2020

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